UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: May 28, 2019

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices including Zip Code)

610-373-2400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Penn National Gaming, Inc.’s (the “Company”) acquisition of Pinnacle Entertainment, Inc. on October 15, 2018 resulted in a change of the Company’s asset composition which will make Peter M. Carlino ineligible to concurrently serve as a director of both the Company and Gaming and Leisure Properties, Inc (“GLPI”) in light of the restrictions of Section 8 of the Clayton Antitrust Act. As a result, on May 28, 2019, Mr. Carlino resigned from the board of directors of the Company (the “Board”), effective June 12, 2019 and the Board unanimously appointed him Chairman Emeritus, in a non-voting capacity.  Mr. Carlino has served as the Company’s chairman of the Board since the Company’s initial public offering in 1994.  He also served as Chief Executive Officer until November 1, 2013, when the Company spun off GLPI, where he continues to serve as chairman and Chief Executive Officer. Mr. Carlino did not resign from the Board as a result of any dispute or disagreement with the Company. The Board has reduced the size of the Board from eight to seven members, effective upon Mr. Carlino’s resignation.

The Board has elected David A. Handler as its chairman.  Mr. Handler has served on the board since 1994 and is a partner at Centerview Partners, an independent financial advisory and private equity firm.  In connection with his expanded responsibilities as chairman, the Board has approved annual compensation in the form of $50,000 as a retainer fee and $375,000 in Company equity.

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2019, the Board approved an amendment and restatement of the Company’s Third Amended and Restated Bylaws (as amended through the date hereof, the “Fourth Amended and Restated Bylaws”).  The Fourth Amended and Restated Bylaws, a complete copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference, amend and restate the Third Amended and Restated Bylaws in order to incorporate the existence of the chairman emeritus role, which is similar to the role of director emeritus already included in the Third Amended and Restated Bylaws.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Fourth Amended and Restated Bylaws of Penn National Gaming, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2019

PENN NATIONAL GAMING, INC.

By:	/s/ William J. Fair
William J. Fair
Executive Vice President and Chief Financial Officer

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